UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2007
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Citigroup Inc.
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(Exact name of registrant as specified in its charter)

                                        Delaware                            1-9924                           52-1568099
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                                    (State or other                    (Commission                       (IRS Employer
                                     jurisdiction of                     File Number)                    Identification No.)
                                     incorporation)

399 Park Avenue, New York, New York 10043
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(Address of principal executive offices) (Zip Code)

(212) 559-1000
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(Registrant's telephone number, including area code)

                                         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

                                         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                                         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                                         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                                         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Citigroup Inc.
Current Report on Form 8-K
Item 8.01 Other Events.

Notices filed pursuant to Rule 135c under the Securities Act of 1933 relating to issuances by Citigroup Inc. in the fourth quarter of 2006 made pursuant to Regulation S under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number

99.1	Rule 135c Notice relating to Citigroup’s EUR 1,250,000,000 3.95% notes due October 2013.
99.2	Rule 135c Notice relating to Citigroup’s HKD 195,000,000 4.77% notes due November 2016.
99.3	Rule 135c Notice relating to Citigroup’s EUR 500,000,000 4.375% notes due November 2018.
99.4	Rule 135c Notice relating to Citigroup’s CHF 250,000,000 2.75% notes due June 2012.
99.5	Rule 135c Notice relating to Citigroup’s CHF 350,000,000 floating rate notes due November 2009.
99.6	Rule 135c Notice relating to Citigroup’s HKD 1,710,000,000 floating rate notes due November 2011.
99.7	Rule 135c Notice relating to Citigroup’s EUR 1,500,000,000 floating rate notes due January 2012.
99.8	Rule 135c Notice relating to Citigroup’s AUD 500,000,000 floating rate notes due February 2009.
99.9	Rule 135c Notice relating to Citigroup’s THB 2,600,000,000 5.14% notes due December 2011

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated: April 27, 2007                         CITIGROUP INC.

                                              By: /s/ Michael J. Tarpley
                   Name: Michael J. Tarpley
                   Title: Assistant Secretary

EXHIBIT INDEX

Exhibit Number

99.1	Rule 135c Notice relating to Citigroup’s EUR 1,250,000,000 3.95% notes due October 2013.
99.2	Rule 135c Notice relating to Citigroup’s HKD 195,000,000 4.77% notes due November 2016.
99.3	Rule 135c Notice relating to Citigroup’s EUR 500,000,000 4.375% notes due November 2018.
99.4	Rule 135c Notice relating to Citigroup’s CHF 250,000,000 2.75% notes due June 2012.
99.5	Rule 135c Notice relating to Citigroup’s CHF 350,000,000 floating rate notes due November 2009.
99.6	Rule 135c Notice relating to Citigroup’s HKD 1,710,000,000 floating rate notes due November 2011.
99.7	Rule 135c Notice relating to Citigroup’s EUR 1,500,000,000 floating rate notes due January 2012.
99.8	Rule 135c Notice relating to Citigroup’s AUD 500,000,000 floating rate notes due February 2009.
99.9	Rule 135c Notice relating to Citigroup’s THB 2,600,000,000 5.14% notes due December 2011